Exhibit 4.1

10,000 5.750% SERIES F PREFERENCE SHARES	5.750% SERIES F PREFERENCE SHARE

CERTIFICATE NUMBER

                        RNRPSF 1

RenaissanceRe Holdings Ltd.

INCORPORATED IN THE ISLANDS OF BERMUDA UNDER THE COMPANIES ACT 1981 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA; JERSEY CITY, NJ; OR NEW YORK, NY	Authorized 5.750% Series F Preference Shares having a par value of US$1.00 each	75968N 408

THIS IS TO CERTIFY THAT COMPUTERSHARE INC. AND COMPUTERSHARE TRUST COMPANY, N.A.

is the registered holder of

FULLY PAID AND NON-ASSESSABLE 5.750% SERIES F PREFERENCE SHARES OF PAR VALUE US$1.00 EACH OF

RENAISSANCERE HOLDINGS LTD.

5.750% SERIES F PREFERENCE SHARE CERTIFICATE

SECRETARY	DIRECTOR AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INC. AND COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR

BY:	AUTHORIZED SIGNATURE

RenaissanceRe Holdings Ltd.

The Company will furnish without charge, to each shareholder who so requests, a copy of the provisions setting forth the designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof which the Company is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Company or to the Transfer Agent named on the face hereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT	-as tenants by the entities		(Cust) (Minor)
JT TEN	-as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING SIP CODE, OF ASSIGNEE)

                                                                                                                                                                                       shares

represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                 Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

X
NOTICE The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17a3-15.